Exhibit 99


  CompuDyne Reports GAAP Earnings Per Share of $0.04 for 2006 Second Quarter -
    Adjusted Earnings Per Share, Excluding Stock Option Expense, Was $0.08 -
                          Company's Recovery Continuing

     ANNAPOLIS, Md.--(BUSINESS WIRE)--Aug. 1, 2006--CompuDyne Corporation (Nasdaq:CDCY), an industry leader in sophisticated security products, integration and technology for the public security markets, today reported net income of $0.04 per share for the second quarter of 2006, compared with a net loss of $0.33 per share reported in the second quarter of 2005. Revenues in the second quarter of 2006 were $38.4 million, up from $31.1 million in the second quarter of 2005. Expenses in the second quarter of 2006 included $323 thousand in non-cash stock option expense. Net income per share before this non-cash charge was $0.08. Net income for the first six months of 2006 was $0.14 per share, compared with a net loss of $0.36 per share reported in the first six months of 2005. Revenues for the first six months of 2006 were $78.9 million, up from $67.4 million in first six months of 2005. Expenses in the first six months of 2006 included $578 thousand in non-cash stock option expense. Net income per share for the six months, before this non-cash charge, was $0.21.
     Institutional Security Systems ("ISS") revenue was $13.2 million in the second quarter of 2006 compared with $11.7 million in the second quarter of 2005. Pre-tax results improved from a $0.5 million loss in the second quarter of 2005 to a $0.4 million loss in the second quarter of 2006. ISS results continue to be negatively impacted by significant legal costs in pursuing claims and recoveries on completed projects. While backlog has declined at ISS, pre-bid activity is very strong and awards during the second half of 2006 are expected to be significantly higher than the first half.
     Attack Protection ("AP") revenue was $11.3 million in the second quarter of 2006, up 86.9% compared to $6.1 million in the second quarter of 2005. Pre-tax income improved from a loss of $0.8 million in the second quarter of 2005 to a pre-tax income of $1.5 million in the second quarter of 2006. The Norshield brand business, which supplies bullet, blast and attack resistant windows and doors as well as vehicle barrier systems, benefited from increased backlogs as well as from significant progress made during 2005 in reducing costs and improving quality. The Fiber SenSys ("FSI") brand business, which is one of the world's largest suppliers of fiber optic based perimeter alarm systems, continued to be negatively impacted by delays in military tests of important new products. This process is now behind us and FSI is expected to have significantly improved results during the balance of the year as evidenced by a backlog of $2.2 million at the end of June 2006.
     Public Safety & Justice ("PS&J") revenues declined to $10.9 million in the second quarter of 2006 compared to $11.4 million in the second quarter of 2005. Pre-tax results for PS&J in the second quarter of 2006 were a loss of $0.5 million compared to pre-tax income of $0.4 million in the second quarter of 2005. While PS&J started the year with improved backlogs, they are still not at levels necessary for adequate profitability, although the pipeline of prospective new business is high. In addition, the decision was made in 2005 to significantly accelerate its research and development effort to migrate to a full Service Oriented Architecture and .NET based product suite, a commitment which is expected to negatively impact PS&J income in 2006 by $2.5 million but which should materially improve future revenues and margins.
     Integrated Electronic Systems ("IES") revenue was $3.0 million in the second quarter of 2006 compared with $1.9 million in the second quarter of 2005 and resulted in pre-tax income of $0.2 million for the second quarter of 2006 compared with breakeven results for the second quarter of 2005. The re-bid of the Bureau of Engraving & Printing contract, occasioned by a protest filed by the previous incumbent, remains unresolved. In July CompuDyne purchased the assets of Signami LLC, a company which makes signals intelligence software and equipment which complements devices made by IES' Data Control Systems division. While this acquisition is expected to be accretive to earnings, it will add materially to the Company's non-cash intangible amortization charges.
     In the second quarter of 2006, our corporate pre-tax loss totaled $0.5 million compared with a second quarter 2005 pre-tax loss of $1.7 million. Full year audit costs and costs related to compliance with Section 404 of Sarbanes-Oxley have been, and are expected to continue to be, considerably below 2005 levels.
     While backlogs declined during the second quarter of 2006, by $16.9 million to $111.5 million, quoting and bidding activity levels continue to be much higher than in recent years.

     Certain statements made in this press release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including those statements concerning the Company's expectations with respect to future operating results and other events. Although the Company believes it has a reasonable basis for these forward-looking statements, these statements involve risks and uncertainties that cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors which could cause actual results to differ from expectations include, among others, capital spending patterns of the security market and the demand for the Company's products, competitive factors and pricing pressures, changes in legislation, regulatory requirements, government budget problems, the Company's ability to secure new contracts, the ability to remain in compliance with its bank covenants, delays in government procurement processes, inability to obtain bid, payment and performance bonds on various of the Company's projects, technological change or difficulties, the ability to refinance debt when it becomes due, product development risks, commercialization difficulties, adverse results in litigation, the level of product returns, the amount of remedial work needed to be performed, costs of compliance with Sarbanes-Oxley requirements and the impact of the failure to comply with such requirements, risks associated with internal control weaknesses identified in complying with Section 404 of Sarbanes-Oxley, the Company's ability to realize anticipated cost savings, the Company's ability to simplify its structure and modify its strategic objectives, and general economic conditions. Risks inherent in the Company's business and with respect to future uncertainties are further described in its other filings with the Securities Exchange Commission, such as the Company's Form 10-K, Form 10-Q, and Form 8-K reports.

                     COMPUDYNE CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                   (unaudited)


                                              June 30,    December 31,
                    ASSETS                      2006         2005
                                             ----------- -------------
                                              (dollars in thousands)
Current Assets
     Cash and cash equivalents               $    7,529  $      6,938
     Marketable securities                        7,238        11,429
     Cash and marketable securities -
      pledged                                       440             -
     Accounts receivable, net                    30,496        39,625
     Contract costs in excess of billings        11,053        13,764
     Inventories                                  5,831         6,195
     Prepaid expenses and other                   2,642         2,809
                                             ----------- -------------
        Total Current Assets                     65,229        80,760

Cash and marketable securities - pledged          6,677             -
Property, plant and equipment, net                9,696         9,962
Goodwill                                         26,846        26,846
Other intangible assets, net                      8,090         8,221
Other                                               779           903
                                             ----------- -------------
        Total Assets                         $  117,317  $    126,692
                                             =========== =============


                 LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
     Accounts payable and accrued
      liabilities                            $   15,533  $     23,030
     Billings in excess of contract costs
      incurred                                   12,309        13,847
     Deferred revenue                             6,664         8,094
     Current portion of notes payable               440           440
                                             ----------- -------------
        Total Current Liabilities                34,946        45,411

Notes payable                                     2,825         3,125
Convertible subordinated notes payable, net      39,399        39,305
Deferred tax liabilities                          2,060         2,060
Other                                               289           369
                                             ----------- -------------
        Total Liabilities                        79,519        90,270

Commitments and Contingencies

Shareholders' Equity                             37,798        36,422
                                             ----------- -------------
        Total Liabilities and Shareholders'
         Equity                              $  117,317  $    126,692
                                             =========== =============


                     COMPUDYNE CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (unaudited)


                                 Three Months Ended  Six Months Ended
                                      June 30,            June 30,
                                   2006      2005     2006      2005
                                 -------- --------- -------- ---------
                                 (in thousands, except per share data)

Revenues                         $ 38,394 $ 31,104  $78,864  $ 67,410
Cost of sales                      26,258   20,677   54,219    44,600
                                 -------- --------- -------- ---------

Gross profit                       12,136   10,427   24,645    22,810

Selling, general & administrative
 expenses                           9,342   10,295   19,078    20,322
Research and development            1,934    2,242    3,701     4,353
                                 -------- --------- -------- ---------
Income (loss) from operations         860   (2,110)   1,866    (1,865)

Total other expense, net              548      529      931     1,093
                                 -------- --------- -------- ---------
Income (loss) before taxes on
 income                               312   (2,639)     935    (2,958)
Income tax expense (benefit)            7        -     (177)        -
                                 -------- --------- -------- ---------
Net income (loss)                $    305 $ (2,639) $ 1,112  $ (2,958)
                                 ======== ========= ======== =========

Income (loss) per share:
-------------------------
Basic income (loss) per common
 share                           $    .04 $   (.33) $   .14  $   (.36)
                                 ======== ========= ======== =========
Weighted average number of common
 shares outstanding                 8,119    8,118    8,119     8,141
                                 ======== ========= ======== =========
Diluted income (loss) per common
 share                           $    .04 $   (.33) $   .14  $   (.36)
                                 ======== ========= ======== =========
Weighted average number of common
 shares and equivalents             8,164    8,118    8,161     8,141
                                 ======== ========- ======== =========


                     COMPUDYNE CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED FINANCIAL DATA
                            (in thousands, unaudited)


                                  Three Months Ended Six Months Ended
                                       June 30,          June 30,
                                    2006      2005     2006     2005
                                  --------- -------- -------- --------
Revenues
  Institutional Security Systems  $ 13,220  $11,728  $26,575  $27,460
  Attack Protection                 11,333    6,065   23,017   12,963
  Public Safety and Justice         10,858   11,423   22,702   23,080
  Integrated Electronic Systems      2,983    1,888    6,570    3,907
                                  --------- -------- -------- --------
                                  $ 38,394  $31,104  $78,864  $67,410
                                  ========= ======== ======== ========



                                  Three Months Ended Six Months Ended
                                       June 30,          June 30,
                                    2006      2005     2006     2005
                                  --------- -------- -------- --------
Pre-tax income (loss)
  Institutional Security Systems  $   (386) $  (532) $  (250) $   698
  Attack Protection                  1,548     (840)   2,753     (341)
  Public Safety and Justice           (529)     400     (522)     (82)
  Integrated Electronic Systems        161       16      345        8
  Corporate                           (482)  (1,683)  (1,391)  (3,241)
                                  --------- -------- -------- --------
                                  $    312  $(2,639) $   935  $(2,958)
                                  ========= ======== ======== ========



                                      June 30,  December 31, June 30,
                                         2006       2005        2005
                                      --------- ------------ ---------
Backlog
 Institutional Security Systems       $ 51,173  $    58,128  $ 56,492
 Attack Protection                      13,593       28,802    19,466
 Public Safety and Justice              39,351       53,705    46,045
 Integrated Electronic Systems           7,393        7,503     9,105
                                      --------- ------------ ---------
                                      $111,510  $   148,138  $131,108
                                      ========= ============ =========


                  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
                                     EBITDAS
                (in thousands, except per share data; unaudited)


                                   Three Months Ended Six Months Ended
                                        June 30,          June 30,
                                     2006     2005     2006     2005
                                   -------- --------- ------- --------

Net income (loss)                  $   305  $ (2,639) $1,112  $(2,958)
Interest expense                       842       750   1,657    1,553
Income tax expense (benefit)             7         -    (177)       -
Depreciation and amortization          750       847   1,545    1,724
Non-cash stock option expense          323         -     578        -
                                   -------- --------- ------- --------
EBITDA adjusted for non-cash stock
   option expense (EBITDAS)        $ 2,227  $ (1,042) $4,715  $   319
                                   ======== ========= ======= ========


               Income (Loss) Before Non-Cash Stock Option Expense

                                   Three Months Ended Six Months Ended
                                        June 30,          June 30,
                                     2006     2005     2006     2005
                                   -------- --------- ------- --------

Net income (loss)                  $   305  $ (2,639) $1,112  $(2,958)
Non-cash stock option expense          323         -     578        -
                                   -------- --------- ------- --------
Income (loss) before non-cash
 stock option expense              $   628  $ (2,639) $1,690  $(2,958)
                                   ======== ========= ======= ========

Diluted income (loss) per common
 share before non-cash stock
 option expense                    $   .08  $   (.33) $  .21  $  (.36)
                                   ======== ========= ======= ========


     This press release contains unaudited financial information that is not prepared in accordance with generally accepted accounting principles (GAAP). Investors are cautioned that the non-GAAP financial measures are not to be construed as an alternative to GAAP. The Company's management uses earnings before interest, taxes, depreciation and amortization, as adjusted for non-cash stock option expense (EBITDAS), in its internal analysis of results of operations and monitors EBITDAS to evaluate the Company's compliance with certain of its bank covenants. The Company's management also uses Income (Loss) Before Non-Cash Stock Option Expense to allow it to compare its results of operations between years. Management believes that EBITDAS and Income (Loss) Before Non-Cash Stock Option Expense is useful to investors as a meaningful comparison between periods and as an analysis of the critical components of the Company's results of operations. Management also believes that EBITDAS is useful to investors because it allows them to evaluate the Company's compliance with certain of its bank covenants. Management believes that net income per share excluding stock option expense is helpful to investors who are trying to compare current results with prior periods.


     CONTACT: CompuDyne Corporation
              Geoffrey F. Feidelberg
              Investor Relations
              410-224-4415 ext.313
              investors.relations@compudyne.com